EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18. U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of EnerSys on Form 10-K for the fiscal year ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of EnerSys.

ENERSYS

By	/s/ John D. Craig

John D. Craig
Chairman, President and Chief Executive Officer

By	/s/ Michael J. Schmidtlein

Michael J. Schmidtlein
Senior Vice President Finance and Chief Financial Officer

Date: May 28, 2014